                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Sterling Bancshares
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[STERLING BANCSHARES LOGO]




2000
NOTICE OF
ANNUAL MEETING
AND
PROXY STATEMENT







MONDAY, APRIL 24, 2000
AT 2:00 P.M. LOCAL TIME
DOUBLETREE HOTEL POST OAK
2001 POST OAK BOULEVARD
HOUSTON, TEXAS  77056

                           STERLING BANCSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2000


TO OUR SHAREHOLDERS:


         The Annual Meeting of Shareholders (the "Meeting") of Sterling Bancshares, Inc. (the "Company") will be held at the Doubletree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas at 2:00 p.m., local time, on Monday, April 24, 2000, for the following purposes:

         1. To elect six Class II directors for three year terms ending at the 2003 Annual Meeting of Shareholders, or until their successors have been elected and qualified.

         2. To act on such other business as may properly come before the Meeting or any adjournment thereof.

         The close of business on March 1, 2000 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to examination by any shareholder during ordinary business hours at the executive offices of the Company, 15000 Northwest Freeway, Houston, Texas 77040. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

         You are cordially invited and urged to attend the Meeting. If, however, you are unable to attend the Meeting, you are requested to sign and date the accompanying proxy card and return it promptly in the enclosed envelope. If you attend the Meeting, you may vote in person regardless of whether you have given your proxy. In any event, a proxy may be revoked at any time before it is exercised.


                                                      /s/ Michael A. Roy
                                                          Michael A. Roy
                                                          Secretary

March 22, 2000

                            YOUR VOTE IS IMPORTANT.

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND TO ASSURE THE PRESENCE OF A QUORUM. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           STERLING BANCSHARES, INC.

                                PROXY STATEMENT


           SOLICITATION OF PROXY, REVOCABILITY AND VOTING OF PROXIES


GENERAL


         The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Sterling Bancshares, Inc., a Texas corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held on Monday, April 24, 2000, at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournment thereof. Holders of record of the Company's common stock, par value $1.00 per share ("Common Stock"), at the close of business on March 1, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 26,084,853 shares of Common Stock outstanding and entitled to vote.

         The Company's principal executive offices are located at 15000 Northwest Freeway, Houston, Texas 77040. This proxy statement and accompanying proxy are first being mailed to shareholders of record on or about March 22, 2000.


VOTING

         Holders of Common Stock are entitled to one vote per share. The presence at the Meeting, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to elect each of the Class II nominees to the Board of Directors. If a share of Common Stock is represented for any purpose at the Meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Shares with respect to which authority is withheld, abstentions, and Broker Shares that are not voted are treated as shares as to which voting authority has been withheld by the holder of those shares and, therefore, as shares not voting on the proposal.


REVOCABILITY OF PROXIES

         The accompanying proxy card, even though executed and returned, may be revoked at any time prior to being voted by notifying the Secretary in writing or by appearing in person and voting at the Meeting.


SOLICITATION

         The Company will bear the full cost of preparing, assembling, printing, and mailing this Proxy Statement, the accompanying proxy card, and any additional materials that may be furnished to shareholders and will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in forwarding solicitation materials regarding the Meeting to beneficial owners. The solicitation of proxies will be made by mail. Further solicitation of proxies may be made by telephone or other form of direct communication by officers, directors, and regular employees of the Company or its subsidiaries, who will not be additionally compensated therefor, or by a proxy solicitation service that may be engaged at the expense of the Company.

                                 ANNUAL REPORT

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, is being furnished with this Proxy Statement to shareholders of record on the Record Date. The Annual Report to Shareholders does not constitute a part of this Proxy Statement or the proxy solicitation material.


                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

         The Board of Directors currently consists of 23 directors. In accordance with the Company's Restated By-Laws, the members of the Board of Directors are divided into three classes: Class I, Class II, and Class III, respectively. The Company's Restated By-Laws provide further that the classes shall be as nearly equal in number as possible. The term of office of the Class II directors expires at the Meeting. The Class I and Class III directors are serving terms that expire at the annual meetings of shareholders in 2002 and 2001, respectively.

         Sterling Bank, the Company's principal banking subsidiary, has a board of directors that is comprised of five inside directors and three outside directors. Two of the inside directors (George Martinez and J. Downey Bridgwater) and all three outside directors (James Clepper, Bruce Harper, and Howard Tellepsen) also serve on the Company's Board. The other inside directors are officers of the Company and/or Sterling Bank. The ownership and supervision of Sterling Bank represents the Company's principal business activity. Accordingly, a substantial amount of time and attention of the board of directors of both the Company and Sterling Bank is devoted to reviewing the financial performance, business activities, strategic developments, and corporate affairs of Sterling Bank.

         CLASS II NOMINEES. The Board has nominated six individuals for election as Class II directors: James M. Clepper, David L. Hatcher, James J. Kearney, David B. Moulton, G. Edward Powell, and Raimundo Riojas. Messrs. Clepper, Kearney and Riojas have served as a Class II director since the 1997 annual meeting of shareholders. Mr. Hatcher previously served on the board of directors of First Houston Bancshares, Inc., which was acquired by the Company in September 1997, and was elected to serve as a Class II director at the 1999 annual meeting of shareholders. Mr. Powell has been nominated to serve as a director of the Company for the first time.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS CLASS II DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY CARD, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS CLASS II DIRECTORS.

         Shareholders may not cumulate their votes in the election of directors. Each of the Class II nominees receiving the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting will be elected to the Board. Shareholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors. If any nominee becomes unavailable for any reason, then the shares represented by the proxy will be voted "FOR" the remainder of the listed nominees and for such other nominees as may be designated by the Board as replacements for those who may become unavailable. Discretionary authority to do so is included in the proxy. The following table sets forth certain information concerning the persons who have been nominated for election as Class II directors and the other current directors of the Company.

                                                                                      DIRECTOR
NAME                              DESCRIPTION                              AGE         SINCE          DIRECTOR CLASS
----                              -----------                              ---         -----          --------------
J. Downey Bridgwater              President and director of the            42          1998           Class III
(1)(2)(3)(4)                      Company and Sterling Bank
L. S. "Pat" Brown (5)             Director                                 67          1994 (9)       Class I
John H. Buck (6)                  Director                                 57          1996           Class III
Charles I. Castro (3)             Director                                 67          1999           Class I
James M. Clepper (1)              Director                                 54          1997           Class II Nominee
Walter P. Gibbs, Jr. (2)          Director                                 67          1994           Class I
Willis J. Hargrave, Jr. (3)       Director                                 64          1994 (9)       Class III
Bruce J. Harper (1)               Director                                 65          1996           Class III
David L. Hatcher (7)              Director                                 57          1999           Class II Nominee
Glenn H. Johnson (6)              Director                                 59          1990           Class III
James J. Kearney (7)              Director                                 56          1995           Class II Nominee
Paul Michael Mann, M.D. (5)       Director                                 58          1998 (9)       Class I
George Martinez (1)(7)            Chairman, Chief Financial Officer        58          1980           Class III
                                  and director of the Company and
                                  Sterling Bank
David B. Moulton (5)              Director                                 60          1999           Class II Nominee
G. Edward Powell                  Director Nominee                         63            -            Class II Nominee
Christian A. Rasch (5)            Director                                 37          1996           Class I
Thomas A. Reiser (3)              Director                                 48          1994 (9)       Class I
Steven F. Retzloff (2)            Director                                 43          1988           Class III
Raimundo Riojas (8)               Director                                 60          1994           Class II Nominee
Howard T. Tellepsen (1)           Director                                 55          1994 (9)       Class I

-----------------------

(1)      Member of the Executive Committee.
(2)      Member of the Asset Quality Committee.
(3)      Member of the Service Quality Committee.
(4)      Member of the Director Compensation Committee.
(5)      Member of the Trust Administrative Committee.
(6)      Member of the Audit Committee.
(7)      Member of the Asset/Liability Management Committee.
(8)      Member of the Human Resources Programs Committee.
(9)      Represents service as a director of Sterling Bank.

         The following is a brief biographical summary of the directors and executive officers of the Company.

         J. Downey Bridgwater (Class III) was elected President of the Company and Sterling Bank on December 29, 1997. From January 1996 until his election as President, he was the CEO of Sterling Bank's Memorial Office. Prior to joining Sterling Bank on January 1, 1996, Mr. Bridgwater was a Senior Vice President of Corporate Banking with Charter National Bank - Houston from 1990 to 1995.

         L. S. "Pat" Brown (Class I) has been since January 1998 chairman of Brown & Gay Engineers, Inc., an engineering firm based in Houston, Texas. From March 1975 to January 1998, Mr. Brown served as president of such firm.

         John H. Buck (Class III) has been a partner in the Houston law firm of Buck, Keenan & Owens, L.L.P since 1990.

         Charles I. Castro (Class I) has been President and CEO of C. I. Castro Manufacturing, a children's clothing manufacturer, for more than the last five years. Mr. Castro also served as chairman of the board of Hometown Bancshares, Inc. and its subsidiary bank, Clear Lake National Bank, prior to the merger with the Company in November 1998.

         James M. Clepper (Class II Nominee) has been the President, Chief Executive Officer and sole shareholder of Southwest Solvents & Chemicals, an independent chemical distributor based in Houston, Texas, for more than the last five years.

         Walter P. Gibbs, Jr. (Class I) is retired. He was Chairman of Sterling Bank's Mangum Office from March 1994 to July 1995. From 1970 to March 1994, Mr. Gibbs was the President of Guardian Bancshares, Inc. and its subsidiary, Guardian Bank, prior to the merger of Guardian Bancshares, Inc. with the Company.

         Willis J. Hargrave, Jr. (Class III) has been the owner of Harco Insurance Services, a general insurance agency based in Houston, Texas, for more than the last five years.

         Bruce J. Harper (Class III) independently advises business owners on developing strategies to improve operational effectiveness. From formation in 1962 until January 1998, Mr. Harper served as President and Chief Executive Officer of Harper & Pearson Company, a Houston accounting and consulting firm with emphasis on serving financial institutions and owner-managed businesses.

         David L. Hatcher (Class II Nominee) has been President and CEO of KMG Chemicals, Inc., a specialty chemical manufacturer, for more than the last five years. Mr. Hatcher also serves as a director of KMG Chemicals, Inc., a public company that is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

         Glenn H. Johnson (Class III) has been a partner in the Houston law firm of Johnson & Wurzer, P.C. since 1973.

         James J. Kearney (Class II Nominee) has been Senior Vice President and Director of the Private Client Group for the Houston, Texas office of SG Cowen & Co., a New York Stock Exchange investment banking and securities brokerage firm, for more than the last five years.

         Paul Michael Mann, M.D. (Class I) has been an eye surgeon with Mann/Berkley Eye Center, an eye surgery clinic based in Houston, Texas that specializes in corrective eye surgery, for more than the last five years.

         George Martinez (Class III) has been Chairman of the Company since 1994, Chairman of Sterling Bank since December 1989, and Chief Financial Officer of the Company and Sterling Bank since January 1997. Prior to 1994, Mr. Martinez was President of the Company.

         David B. Moulton (Class II Nominee) is retired. In connection with the Company's acquisition of B.O.A. Bancshares, Inc. in June 1999, Mr. Moulton was elected to the Board to serve as a Class II director until the 2000 annual meeting of shareholders. He was Chairman and CEO of Houston Commerce Bank (and its parent company, B.O.A. Bancshares, Inc.) from March 1996 until its operations were merged into the Company in October 1999. From March 1986 to June 1996, Mr. Moulton served as Chairman and CEO of National Commerce Bank, Houston, Texas.

         G. Edward Powell (Class II Nominee) is a certified public accountant and consultant who advises emerging and middle market businesses. From 1982 until his retirement in 1994, Mr. Powell served as the managing partner of the Houston office of Price Waterhouse & Co., a major public accounting and consulting firm.

         Christian A. Rasch (Class I) has been a Director of Sucsova Investments Corp., an investment company with interests primarily in agricultural, trading and financial enterprises, for more than the past five years.

         Thomas A. Reiser (Class I) has been the Chairman and CEO of Technical Risks, Inc., a specialized insurance agency based in Houston, Texas, for more than the past five years. Mr. Reiser also serves as a director of Texoil, Inc., which is a public company that is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

         Steven F. Retzloff (Class III) has been President of Retzloff Industries, Inc., a manufacturer of trailers based in Houston, Texas, for more than the past five years.

         Raimundo Riojas (Class II Nominee) has been the President of Duwest, Inc., a joint venture of Westrade, Inc. and E. I. Dupont de Nemours, engaged in the distribution of agricultural chemical products, for more than the past five years.

         Howard T. Tellepsen (Class I) has been Chairman and CEO of Tellepsen Corporation, a commercial construction firm based in Houston, Texas, for more than the past five years.

         ADVISORY DIRECTORS. Thomas B. McDade, who has handled personal investments since retiring from his position as Vice Chairman and a director of Texas Commerce Bancshares, Inc., serves as an advisory director of the Company. It is anticipated that Mr. McDade will be reappointed as an advisory director at the annual organizational meeting of the Board of Directors that immediately follows the Meeting. In addition, the Board of Directors may from time to time appoint additional advisory directors to the Board.



                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD


         COMPENSATION OF DIRECTORS. For the 1999-2000 Board year, which ends on April 24, 2000, non-employee directors and advisory directors of the Company received an annual retainer fee of $25,000 paid as 2,030 shares of Common Stock (with no additional per-meeting fees), pursuant to the Company's 1995 Non-Employee Director Stock Compensation Plan (the "Director Stock Plan"). All of the directors serve on board committees with no additional per-meeting fees for attending any committee meetings and no additional fee being paid for serving on more than one committee. The Company reimburses the directors for their travel expenses for attending meetings.

         For the 2000-2001 Board year, the number of shares of Common Stock issuable to non-employee directors and advisory directors will be based on an annual retainer fee of $25,000 for service on the Board of Directors. The amount of the annual retainer fee to be used in calculating the number of shares issuable to directors as compensation for their 2000-2001 board service has been determined by the Director Compensation Committee based upon a number of factors, including available information for comparable public companies and banking organizations, the amounts that have been paid in prior years to directors of the Company, the duties and responsibilities of the directors, and the Company's financial and stock performance. The actual number of shares to be issued to the directors for their board and committee service will be determined based upon the closing price of the Common Stock on April 24, 2000, the date when the 2000-2001 Board year commences. Directors of the Company who are also employees of the Company do not receive fees for serving on or attending meetings of the Board of Directors or any board committees on which they serve.

         BOARD OF DIRECTORS. During 1999, the Board of Directors met four times. All directors attended 75 percent or more of the meetings of the Board of Directors and of the committees of the Board on which they served during 1999.

         EXECUTIVE COMMITTEE. The directors who served on the Executive Committee during the 1999-2000 Board year were J. Downey Bridgwater, James M. Clepper, Bruce J. Harper, George Martinez, and Howard Tellepsen. In addition, Glenn W. Rust, Michael E. Skowronek, and P. Michael Wells, Jr., who are officers of Sterling Bank, also served on the Executive Committee. The primary function of the Executive Committee is to review the Company's performance and condition between board meetings, recommend and/or approve mergers and acquisitions, policies and nominations to the Board, review and approve significant capital expenditures, and evaluate management. The Executive Committee met eight times during 1999. The members of the Executive Committee also serve as the board of directors of Sterling Bank for purposes of managing the affairs of Sterling Bank and discharging all duties and responsibilities that are imposed on the board of directors of a Texas state banking association and a federally insured depository institution. In accordance with Texas banking regulations, the board of directors of Sterling Bank met twelve times in 1999.

         AUDIT COMMITTEE. The directors who served on the Audit Committee during the 1999-2000 board year were John H. Buck, Glenn H. Johnson, and Russell I. Orr, a Class II director whose term expires at the 2000 annual meeting of shareholders. The primary function of the Audit Committee is to direct and monitor the internal audit function and to make recommendations regarding the selection of the Company's auditing firm. The Audit Committee met eight times during 1999.

         HUMAN RESOURCES PROGRAMS COMMITTEE. Raimundo Riojas served on the Human Resources Programs Committee during the 1999-2000 Board year. In addition, Thomas McDade, an advisory director, and Cuba Wadlington, a Class II director whose term expires at the 2000 annual meeting of shareholders, also served on the Human Resources Programs Committee during the year. The primary function of the Human Resources Programs Committee is to develop, review, and make recommendations with respect to the Company's executive compensation policies and to make awards under the Company's 1994 Stock Incentive Plan. The Human Resources Programs Committee met eight times during 1999.

         ASSET/LIABILITY MANAGEMENT COMMITTEE. The Asset/Liability Management Committee for the 1999-2000 Board year included David L. Hatcher, James J. Kearney, and George Martinez. In addition, Jo Ann Mikula, Steve Raffaele and Freddy Hurst, officers of Sterling Bank, and Bert Harrop, a Class II director whose term expires at the 2000 annual meeting of shareholders, also served on the Asset/Liability Management Committee during the year. The primary function of the Asset/Liability Management Committee is to plan and control the process for matching the mix and maturities of assets and liabilities to manage liquidity and interest rate risk. The Asset/Liability Management Committee met seven times during 1999.

         DIRECTOR COMPENSATION COMMITTEE. The directors who served on the Director Compensation Committee during the 1999-2000 Board year were J. Downey Bridgwater and George Martinez. The primary function of the

Director Compensation Committee is the administration of the Company's Director Stock Plan. The Director Compensation Committee met twice during 1999.

         SERVICE QUALITY COMMITTEE. The directors who served on the Service Quality Committee during the 1999-2000 Board year were J. Downey Bridgwater, Charles Castro, Willis Hargrave and Thomas A. Reiser. Bambi McCullough, Norm Miller and Travis Jaggers, officers of Sterling Bank, also served on the Service Quality Committee during the year. The primary function of the Service Quality Committee is to monitor of the Company's overall service quality. The Service Quality Committee met eight times in 1999.

         ASSET QUALITY COMMITTEE. The directors who served on the Asset Quality Committee during the 1999-2000 Board year were J. Downey Bridgwater, Walter P. Gibbs, Jr. and Steve Retzloff. David B. Moulton became a member of the Asset Quality Committee upon his election to the Board in July 1999. Daryl Bohls, David McGuire and Don Najvar, officers of the Company and/or Sterling Bank, and
F. Richard Drake, a Class II director whose term expires at the 2000 annual meeting of shareholders, also served on the Asset Quality Committee during the year. The primary function of the Asset Quality Committee is to provide oversight and guidance with respect to Sterling Bank's loan portfolio, lending practices, loan review program, and compliance with loan policies and procedures. The Asset Quality Committee met eight times in 1999.

         TRUST ADMINISTRATIVE COMMITTEE. The directors who served on the Trust Administrative Committee during the 1999-2000 Board year were L.S. "Pat" Brown, Paul Michael Mann, M.D. and Christian A. Rasch. Jimmy Cox, Joseph Klingen, Robert Neyland, and Michael Roy, officers of Sterling Bank, also served on the Trust Administrative Committee during the year. The primary function of the Trust Administrative Committee is to oversee the trust and asset management operations of Sterling Bank, review and ratify new accounts, and approve the products and services offered through Sterling Bank's trust and asset management department. The Trust Administrative Committee met four times in 1999.



                             EXECUTIVE COMPENSATION


HUMAN RESOURCES PROGRAMS COMMITTEE REPORT

         The following is a report from the Human Resources Programs Committee of the Board of Directors describing the policies pursuant to which compensation was paid to executive officers of the Company during 1999.

         The Human Resources Programs Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. During the 1999-2000 Board year, Raimundo Riojas, Cuba Wadlington and Tom McDade served on the Human Resources Programs Committee. The Human Resources Programs Committee prepares a report which sets forth the components of the Company's executive officer compensation program and describes the basis on which the 1999 compensation determinations were made by the Human Resources Programs Committee with respect to the executive officers of the Company.

         The Company believes that compensation of its executive officers should reflect and support the Company's strategic goals, the primary goal being the creation of long-term value for the Company's shareholders while protecting the interests of the depositors of the Company's subsidiary bank. The Human Resources Programs Committee believes that these goals are best served by compensating its executive officers competitively with similarly situated executive officers in the banking industry and rewarding individuals for outstanding contributions to the Company's success.

         Under the guidance of the Human Resources Programs Committee, the Company currently employs a base salary structure in concert with an incentive compensation program which closely aligns compensation with the Company's financial performance. The base salary levels are determined through comparisons of salary levels of executive officers of banking organizations of similar size. In addition, the Human Resources Programs Committee takes into account individual experience and performance and specific issues particular to the Company.

         The Company, following the recommendation of the Human Resources Programs Committee, has adopted an incentive compensation program (the "Incentive Program") primarily for officers of its subsidiary banks, including the named executive officers of the Company. The Incentive Program, the components of which are reviewed annually by the Human Resources Programs Committee, provides that officers will receive incentive compensation equal to a designated percentage of the Company's earnings in excess of those earnings needed to provide a minimum specified return on equity ("ROE"). Since 1995, this minimum threshold of earnings has been a 12% ROE, with 27% of earnings above the 12% ROE threshold being used to fund the Incentive Program. Eighty percent of the incentive compensation fund is allocated among all of the officers based on a point system relating to salary, level of responsibility, individual performance and, where applicable, bank office and departmental performance. The remaining twenty percent is allocated among both officer and non-officer employees based on bank office, departmental and individual performance.

         In addition, each of the named executive officers participates in the Company-wide employee savings plan (the "Savings Plan"), which includes matching of employee contributions and profit sharing contributions by the Company. The Board of Directors determines the amount, presently set at 10% of net earnings before taxes, to be contributed to the Savings Plan on behalf of the participants with respect to a given taxable year. Quarterly, the Company matches with Common Stock of the Company one-half of each employee's contributions to the Savings Plan up to 6% of the employee's deferred salary contributions to the Savings Plan. Profit sharing contributions, which are applied first to matching contributions, are allocated to participant accounts based on the ratio which the compensation of each participant bears to the compensation of all participants eligible to participate in the Savings Plan. In 1996, the Company adopted the Sterling Bancshares, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") to enable eligible participants, including the named executive officers of the Company, to make and receive contributions on a tax deferred basis which are otherwise precluded from being credited to their Savings Plan accounts under applicable regulations of the Internal Revenue Service.

         Finally, each of the named executive officers may be selected to participate in the Sterling Bancshares, Inc. 1994 Stock Incentive Plan, as amended (the "Incentive Stock Plan"). Since they had previously been awarded options under the Incentive Stock Plan, none of the named officers were granted any stock options or other awards under the Incentive Stock Plan during 1999, except for (i) 11,218 incentive stock options awarded to Mr. Bohls (whose previously granted options expired in 1999) and (ii) the breakthrough stock award to Mr. Bridgwater as discussed more fully below. In addition to the authority to grant incentive stock options, the Incentive Stock Plan authorizes the Human Resources Programs Committee to make other stock-based incentive awards to executive and other eligible officers. Effective July 15, 1998, a breakthrough performance stock award was made to Mr. Bridgwater that entitles him to receive a variable number of shares of the Company's Common Stock in the event that the total return on the Company's Common Stock during the three year period ending on July 15, 2001 (the "Performance Period") exceeds the NASDAQ Bank Index by at least 25%. The actual number of shares that Mr. Bridgwater may receive under this breakthrough stock grant, if any, is highly variable, cannot be specifically determined or predicted at this time, and depends upon Sterling's common stock outperforming the market. The Human Resources Programs Committee also contemplates making breakthrough performance based stock awards to the other named executive officers in the future.

         Compensation for each of the named executive officers, as well as other senior executives, consists of a base salary and incentive compensation. The Human Resources Programs Committee will continue to monitor the salary levels of the named executive officers to ensure that the components of compensation are consistent with the Company's objectives. Generally, the amounts received by the named executive officers from the Incentive Program exceeded 20% of their 1999 compensation. The amounts contributed by the Company to the Savings Plan and the Deferred Compensation Plan accounts of the named executive officers for fiscal year 1999 totaled $107,763.

         In reviewing the 1999 compensation of Mr. Martinez, the Company's Chairman, the Human Resources Programs Committee reviewed his compensation history, executive compensation survey data, and comparative performance information. Based upon such information, the Human Resources Programs Committee determined that a base salary adjustment was warranted and set Mr. Martinez' salary for 1999 at $235,000, a 6.8% increase over 1998. Mr. Martinez participates in the Incentive Program along with all other officers. From the Incentive Program in 1999, Mr. Martinez earned a bonus of $51,047 resulting in 18.5% of his 1999 cash compensation being dependent on the financial performance of the Company. The amount contributed by the Company to the Savings Plan and Deferred Compensation Plan accounts of Mr. Martinez in fiscal year 1999 was $38,824. The Human Resources Programs Committee believes that Mr. Martinez' total compensation is reasonable and competitive based upon compensation survey data and comparative performance information.

Date:  March 15, 2000                      Human Resources Programs Committee:
                                           Raimundo Riojas, Chairman
                                           Thomas McDade
                                           Cuba Wadlington


HUMAN RESOURCES PROGRAMS COMMITTEE INTERLOCKS

         During 1999, no executive officer of the Company served as (i) a member of the Human Resources Programs Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Human Resources Programs Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Human Resources Programs Committee of the Company, or (iii) a member of the Human Resources Programs Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

                               PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return indices of the Russell 2000 Index and the SNL Securities $1 Billion-to-$5 Billion Asset Bank Index for the period between December 31, 1994 and December 31, 1999. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance. The information on the Company's Common Stock has been adjusted to reflect the three-for-two stock splits (effected as stock dividends) that were implemented in 1995, 1996, 1997 and 1998.

                    COMPOSITE OF CUMULATIVE TOTAL RETURN (1)
            RUSSELL 2000, SNL SECURITIES $1 BILLION-$5 BILLION ASSET
                  BANK INDEX (2) AND STERLING BANCSHARES, INC.





                                    [GRAPH]

                                                              PERIOD ENDING
                                   --------------------------------------------------------------------
INDEX                              12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-------------------------------------------------------------------------------------------------------
Sterling Bancshares, Inc.           100.00      153.58      253.36      413.17      460.01      351.06
Russell 2000                        100.00      128.45      149.64      183.10      178.44      216.37
SNL $1B-$5B Bank Index              100.00      134.48      174.33      290.73      290.06      266.58

(1) Assumes that the value of the investment in Sterling Bancshares, Inc., and each index, was $100 on December 31, 1994 and that all dividends were reinvested.

(2) The SNL Securities $1 Billion-to-$5 Billion Asset Bank Index is comprised of all publicly traded banking institutions (118 total institutions) with more than $1 billion and less than $5 billion in total assets as of September 30, 1999.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth for 1999, 1998 and 1997 the compensation of (i) the Chief Executive Officer of the Company and (ii) the other four most highly compensated executive officers of the Company or Sterling Bank who were serving as executive officers at the end of 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                       ANNUAL COMPENSATION(1)       COMPENSATION
            NAME AND                                 -------------------------     -----------------     ALL OTHER
       PRINCIPAL POSITION            YEAR              SALARY            BONUS     STOCK OPTIONS(2)   COMPENSATION(3)
       ------------------            ----            --------          -------     -----------------  -----------------
   George Martinez                   1999            $235,000          $51,047            0                $35,829
      Chairman and Chief             1998             220,000           64,801            0                 34,302
      Financial Officer              1997             195,000           87,782            0                 33,762

   J. Downey Bridgwater(4)           1999            $165,000          $47,741            0                $26,741
      President                      1998             150,000           42,052       48,564                 23,215
                                     1997             106,000           38,908        4,041                 17,986

   Daryl D. Bohls                    1999            $127,200          $25,642       11,218                $15,850
      Executive Vice President       1998             120,000           35,132            0                 17,673
      and Chief Credit Officer       1997             114,400           49,987            0                 21,003

   Glenn W. Rust                     1999            $127,200          $27,222            0                $16,754
      Executive Vice President/      1998             120,000           34,414            0                 17,977
      Operations and  Technology     1997             106,000           45,865        2,933                 18,421

   Michael A. Roy                    1999            $110,000          $23,286            0                $12,589
      Senior Vice President          1998             100,000           28,185            0                 17,052
      and General Counsel            1997              95,000           30,528        5,787                 12,075

---------------

(1) Other annual compensation provided to the named executive officers during 1999, 1998, or 1997 did not exceed the disclosure requirements of the rules promulgated by the Securities and Exchange Commission.

(2) Adjusted to reflect the three-for-two stock split that was effected on February 20, 1998.

(3) The amounts in this column reflect the Company's contribution to the Employee Savings Plan for the named executive officers during 1999, 1998 and 1997, together with the Company's contribution for the same years to their 401(k) plan matching accounts and their Deferred Compensation Plan accounts. Such amounts, however, do not include (i) trust forfeitures occurring under the terms of the Employee Savings Plan, (ii) earnings on the undistributed balances held pursuant to the Employee Savings Plan for the benefit of participants, (iii) earnings on the undistributed balances of the Deferred Compensation Plan accounts of the named executive officers, or (iv) term life insurance premiums paid by the Company for the benefit of the named executive officers. The amount of such term life insurance premiums for 1999 were as follows, with comparable amounts having been paid in prior reported periods: Martinez ($564), Bridgwater ($396), Bohls ($305), Rust ($205), and Roy ($264).

(4) Mr. Bridgwater was appointed President of the Company and Sterling Bank on December 29, 1997. From January 1, 1996 to December 28, 1997, Mr. Bridgwater served as the Bank CEO of Sterling Bank's Memorial Office.

                               STOCK OPTION PLANS

         The Company maintains the 1994 Stock Incentive Plan (the "Stock Incentive Plan") for all of its officers and employees which is administered by the Human Resources Programs Committee. The Board of Directors recommended and the shareholders of the Company approved the amendment and restatement of the Stock Incentive Plan (the "Amended Plan") at the 1998 Annual Meeting of Shareholders. An aggregate of 2,000,000 shares are presently issuable under the Amended Plan prior to its termination in April 2004.

OPTION GRANTS TABLE

         The following table sets forth information concerning the grant of stock options during 1999 to the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                         INDIVIDUAL GRANTS
                            ------------------------------------------------------------------------------
                                                                                    POTENTIAL REALIZABLE
                            NUMBER OF     PERCENTAGE                               VALUE AT ASSUMED ANNUAL
                            SECURITIES     OF TOTAL                                  RATE OF STOCK PRICE
                            UNDERLYING      OPTIONS                                   APPRECIATION FOR
                             OPTIONS      GRANTED TO     EXERCISE                     OPTION TERM($)(3)
                             GRANTED      EMPLOYEES        PRICE     EXPIRATION     ----------------------
NAME                        (SHARES)(1)   IN 1999(2)     ($/SHARE)      DATE         5%           10%
----                        ----------    ----------     ---------   ----------     -------      ---------
George Martinez                 -              -             -            -            -             -
J. Downey Bridgwater            -              -             -            -            -             -
Daryl D. Bohls                11,218         5.4%         $12.72     02/21/2009     $89,730      $100,797
Glenn W. Rust                   -              -             -            -            -             -
Michael A. Roy                  -              -             -            -            -             -

----------

(1) The options granted in 1999 vest over four years at the rate of 25% per year on each anniversary of the date of grant.

(2) The Company granted options representing approximately 206,584 shares to officers in 1999.

(3) These amounts represent certain assumed rates of appreciation based on actual option term and annual compounding from the date of grant. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the stock appreciation amounts reflected in this table will be achieved.


OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth information concerning the exercise of stock options during 1999 by the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table, and the fiscal year-end value of unexercised options.

                      OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES


                                                              NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED IN-THE-MONEY
                                                                    OPTIONS AT                           OPTIONS AT
                               SHARES                           DECEMBER 31, 1999                   DECEMBER 31, 1999(1)
                             ACQUIRED ON      VALUE        -----------------------------     ---------------------------------
    NAME                     EXERCISE (#)   REALIZED($)    EXERCISABLE     UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
--------------------         ------------   -----------    -----------     -------------      -----------    -----------------
George Martinez                   -             -             90,261              0            $698,015               -
J. Downey Bridgwater              -             -             19,481         38,444              15,253         $ 4,871
Daryl D. Bohls                  8,781        $114,002          1,687         11,781               8,845           2,952
Glenn W. Rust                     -             -             27,611          1,755             193,592           4,993
Michael A. Roy                    -             -             18,283          8,024              80,833          31,595

-----------------
(1) An option is "in the money" if the market value of the Common Stock underlying the option (based on the NASDAQ Stock Market closing price of $11.19 on December 31, 1999) exceeds the exercise price of the option.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company concerning persons who beneficially owned more than 5% of the outstanding Common Stock of the Company as of the Record Date. The table also shows information concerning beneficial ownership by all directors and director nominees, by each of the executive officers named in the Summary Compensation Table and by all directors and officers as a group. The number of shares beneficially owned by each director or officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual has the sole or shared voting power or investment power and also shares that the individual has the sole right to acquire within 60 days through the exercise of any stock option or right. Unless otherwise noted, each person listed below has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares listed.




                                            SHARES
                                         BENEFICIALLY      PERCENT
NAME OF BENEFICIAL OWNER                    OWNED         OF CLASS
------------------------                 ------------     --------
Neuberger & Berman, LLC                  1,370,869          5.25%
605 Third Avenue
New York, NY 10158-3698

Steven F. Retzloff                       1,172,630 (1)      4.5%
Daryl D. Bohls                              62,980 (2)        *
J. Downey Bridgwater                        43,957 (3)        *
L. S. "Pat" Brown                           11,030            *
John H. Buck                                 8,479 (4)        *
Charles I. Castro                          256,487            *
James M. Clepper                            12,118            *
Walter P. Gibbs, Jr.                       218,204 (5)        *
Willis Hargrave                            116,700            *
Bruce J. Harper                              7,530            *
David L. Hatcher                             6,170            *
Glenn H. Johnson                           201,571 (6)        *
James J. Kearney                            10,228            *
Paul Michael Mann, M.D.                    476,534 (7)      1.82%

                                            SHARES
                                         BENEFICIALLY      PERCENT
NAME OF BENEFICIAL OWNER                    OWNED         OF CLASS
------------------------                 ------------     --------
George Martinez                            737,699 (8)       2.83%
David B. Moulton                           125,142            *
G. Edward Powell                                 0            *
Christian A. Rasch                         812,430 (9)       3.11%
Thomas A. Reiser                            14,805 (10)       *
Raimundo Riojas                            280,360 (11)      1.07%
Michael A. Roy                              22,908 (12)       *
Glenn W. Rust                               29,303 (13)       *
Howard T. Tellepsen. Jr.                     5,899            *

All directors and executive              4,761,906 (14)      18.26% (15)
officers as a group
(23 persons)

----------------
*  Indicates less than one percent.

(1) Includes (i) 1,092,588 shares owned of record by Retzloff Industries, Inc., of which Steven F. Retzloff is the controlling shareholder, President and CEO; (ii) 73,421 of the A.F. Retzloff Living Trust, of which Steven F. Retzloff is a trustee; and (iii) 2,528 held for the benefit of his children.

(2) Includes 225 shares which are held of record by Mr. Bohls' spouse, 2,628 shares held in an individual retirement account by Mr. Bohls' spouse, 5,564 shares held by Mr. Bohls as custodian for the benefit of his children, 5,054 shares that can be acquired pursuant to exercise of fully vested outstanding stock options (3,367 of which vested after December 31, 1999), 744 shares which have been contributed by the Company to Mr. Bohl's 401(k) plan matching account, and 242 shares which have been contributed by the Company to the 401(k) plan matching account of Mr. Bohls' spouse.

(3) Includes 38,961 shares that could be acquired pursuant to exercise of fully vested outstanding stock options (19,480 of which vested after December 31, 1999) and 857 shares which have been contributed by the Company to Mr. Bridgwater's 401(k) plan matching account.

(4) Represents shares owned of record by First Ferguson Financial Partners, a partnership that is controlled by Mr. Buck.

(5)      Includes 92,058 shares which are held of record by Mr. Gibbs spouse.

(6) Includes 28,535 shares owned of record by the Elliott A. Johnson -- Grandchildren Trust, Glenn H. Johnson, Trustee; 30,375 shares owned of record by the Katherine M. Johnson Marital Trust, Glenn H. Johnson, Trustee; 121,500 shares owned of record by Katherine M. Johnson, Mr. Johnson's mother, and managed by Mr. Johnson under a power of attorney; and 11,011 held of record by Johnson & Wurzer, P.C., of which Mr. Johnson is the controlling shareholder.

(7) Includes 4,960 shares held by Dr. Mann as trustee under certain trusts, 30,180 shares held in certain trusts for the benefit of Dr. Mann's family, 34,282 held by a Mann family limited partnership, and 35,141 shares held of record by Dr. Mann's spouse.

(8) Includes 90,261 shares that could be acquired pursuant to exercise of fully vested outstanding stock options (22,566 of which vested after December 31, 1998) and 1,029 shares which have been contributed by the Company to Mr. Martinez' 401(k) plan matching account.

(9) Represents shares owned of record by either Sucsova Investments Corp. or Multiflora International, Inc., companies owned by Mr. Rasch and other members of his family.

(10) Includes 1,500 shares held of record by Technical Risks, Inc., of which Mr. Reiser is the principal shareholder.

(11) Includes 278,758 shares owned by Glencox Investments, Inc., which is principally owned and controlled by Mr. Riojas.

(12) Includes 19,730 shares that can be acquired pursuant to the exercise of fully vested outstanding stock options (1,447 of which vested after December 31, 1999) and 340 shares which have been contributed by the Company to Mr. Roy's 401(k) plan matching account.

(13) Represents 28,622 shares that can be acquired pursuant to the exercise of fully vested outstanding stock options (1,011 of which vested after December 31, 1999) and 681 shares which have been contributed by the Company to Mr. Rust's 401(k) plan matching account.

(14) Includes issued and outstanding shares that are beneficially owned as of the Record Date and shares issuable upon the exercise of (i) fully vested outstanding stock options or (ii) stock options that vest within 60 days of the Record Date.

                              CERTAIN TRANSACTIONS

         Certain of the Company's officers and directors are, or have been in the past, customers of the Company's subsidiary bank and its predecessor banks, and some of the Company's officers and directors are directors, officers or shareholders of entities which are, or have been in the past, customers of such banks. As such customers, they have had transactions in the ordinary course of business with such banks, including outstanding loans. Furthermore, certain of the directors and executive officers are officers, directors and/or shareholders of businesses that perform services from time to time for the Company. All loans made or services obtained were on substantially the same terms as those prevailing at the time for comparable transactions with other unaffiliated persons, and did not involve more than a normal risk of collectability for any credit transactions or otherwise present any other unfavorable features. All credit transactions involving officers and directors, either of the Company or Sterling Bank, are reviewed and approved by the Loan Committee of Sterling Bank and are disclosed and reviewed monthly in the meetings of the Board of Directors of Sterling Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company selected Deloitte & Touche LLP as its independent audit firm for fiscal year 1999. Deloitte & Touche LLP has served as the Company's independent audit firm since 1988. Representatives of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement at the Meeting if they desire to do so. They will also be available to respond to appropriate questions of shareholders at the Meeting.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and holders of more than 10% of the Company's outstanding Common Stock are required to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

         Due to inadvertence in connection with small transactions involving the Company's Common Stock, three executive officers and three directors, Messrs. Bohls, Bridgwater, Clepper, Martinez, Retzloff and Rasch, did not timely file reports on Form 4 to reflect changes in their beneficial ownership during 1999. Upon discovery of such inadvertent omission, all such transactions have been reported to the SEC. Based solely upon the information provided to the Company by its directors, executive officers and ten percent beneficial owners, the Company believes that all other filings required under Section 16(a) of the Exchange Act have been made.

         SHAREHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any proposal of shareholders to be included in the Company's proxy statement relating to the Company's 2001 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices no later than December 27, 2000; such proposal must also have complied with the Company's Bylaws and Rule 14a-8 if the proposal is to be considered for inclusion in the Company's proxy statement for such meeting. The Company must receive notice of any shareholder proposal to be brought before the meeting outside the process of Rule 14a-8 at the Company's principal executive offices not less than 45 days nor more than 180 days prior to the meeting; provided, if the Company gives notice or prior public disclosure of the date of the annual meeting less than 50 days before the meeting, such shareholder's notice must be received not later than the close of business on the seventh day following the date on which the Company's notice of the date of the annual meeting was mailed or public disclosure made. The form of such shareholder notice must also comply with the Company's Restated By-laws. Shareholder proposals should be submitted to the Secretary of the Company at 15000 Northwest Freeway, Houston, Texas 77040.


                                 OTHER MATTERS

         The management of the Company knows of no other matters which may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.


                                        By order of the Board of Directors,



                                    /s/ Michael A. Roy
                                        Michael A. Roy
                                        Secretary

                              STERLING BANCSHARES
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1.   ELECTION OF SIX CLASS II DIRECTORS FOR A THREE             For   Withhold    For All
     YEAR TERM ENDING AT THE 2003 ANNUAL MEETING OF              All      All      (except withhold for nominee written below.)
     SHAREHOLDERS.                                               [ ]      [ ]        [ ]

                                                                                        --------------------------------------
      Nominees:                                                                         2. In their discretion, the proxies are
                                                                                           authorized to vote upon other business
      01 James M. Clepper   02 David L. Hatcher                                            as may properly come before the meeting
      03 James J. Kearney   04 David B. Moulton                                            or adjournment thereof. Either of the
      05 G. Edward Powell   06 Raimundo Riojas                                             proxies or their respective substitutes,
                                                                                           who shall be present and acting, shall
                                                                                           have and may exercise all the powers
                                                                                           hereby granted.

                                                                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                                        PROPOSAL 1 AND UNLESS A CONTRARY CHOICE IS
                                                                                        SPECIFIED, PROXY WILL BE VOTED FOR THE
                                                                                        PROPOSAL.

                                                                                                       Change of Address   [ ]


     THIS SPACE RESERVED FOR ADDRESSING                                                                     Dated:            ,2000
          (key lines do not print)                                                                                ------------
                                                                                                        Signature(s)
                                                                                                                   ----------------


                                                                                                       ---------------------------
                                                                                                       (Please sign exactly as name
                                                                                                       appears at left. For joint
                                                                                                       accounts each joint owner
                                                                                                       should sign. Executors,
                                                                                                       administrators, trustees
                                                                                                       should also indicate when
                                                                                                       signing.)
------------------------------------------------------------------------------------------------------------------------------------
                                                  o FOLD AND DETACH HERE o

                        -------------------------------------------------------------------------

                                   PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT
                                              IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
PROXY                                                                      PROXY
                           STERLING BANCSHARES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        THE COMPANY FOR THE ANNUAL SHAREHOLDER'S MEETING APRIL 24, 2000

The undersigned, hereby revoking all prior proxies, hereby appoints George Martinez and Michael A. Roy, and each of them, his true and lawful agents and proxies, with full and several power of substitution, to represent and to vote all the shares of Common Stock of STERLING BANCSHARES, INC. standing in the name of the undersigned, and with respect to which the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders of STERLING BANCSHARES, INC. to be held on April 24, 2000 at the Doubletree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas 77056, and at any adjournment(s) thereof, on all matters coming before the meeting.


         (change of address)
                                                      PLEASE MARK, SIGN DATE
------------------------------------------------     AND RETURN THE PROXY CARD
------------------------------------------------       PROMPTLY BY USING THE
------------------------------------------------        ENCLOSED ENVELOPE.
------------------------------------------------
(If you have written in the above space, please  ------------------
mark the corresponding box on the reverse side    SEE REVERSE SIDE
of this card.)                                   ------------------
--------------------------------------------------------------------------------